Terra Energy & Resource Technologies, Inc.

Natural Resources Step by STeP®


Terra Insight Corporation

Terra Energy & Resource Technologies, Inc.
99 Park Avenue
New York, NY 10016
www.terrainsight.com
e-mail info@terrainsight.com
tel 212.286.9197
efax 917.591.5988

7/25/07

Disclaimer

This document contains forward looking statements that represent the current views, beliefs and expectations of the Company. Such information and financial and other projections and estimates contained herein are based upon hypothetical assumptions and other factors, including receipt of needed capital and results of exploration projects, and are not intended to be forecasts of actual results of operations. While the Company believes its assumptions are reasonable, there can be no assurance that such assumptions will reflect actual operations or results. The achievement of any projection may be affected by industry and economic conditions, political developments and legal factors, competitive factors, market acceptance of the Company's technology and services, and dependent upon the occurrence of future events which cannot be assured. Certain information contained herein is based upon or has been obtained from third party sources which unverified information the Company believes to be reliable as to past years, but is not in any way a prediction of future market or other conditions, and in some instances is not necessarily up to date. This document speaks as of the date written, and the Company assumes no obligation to update or revise any forward-looking statements contained herein.

Company Overview

- Energy and mineral exploration technology company
- Proprietary satellite-based Sub-Terrain Prospecting (STeP®) technology used to locate natural resources (oil & gas, ores, diamonds, etc.)
  - Technology works on or offshore with NO depth limits
  - Company has exclusive worldwide 30 year license
  - Technology increases exploration success rate, decreases time and expense

Key Facts

Symbol	TEGR
Corporate Headquarters	New York, NY
Stock Price (6/07/07) || 52-Week Range	$0.30 || $0.14 – 0.35
Shares Outstanding (6/27/07)	57,283,338
Market Capitalization (as of 06/27/07)*	$14.13M
Volume (daily 90-day average)*	48,737
Long Term Debt (03/31/07)	0
Cash (03/31/07)	$18,037
Revenue: 2005; 2006	$732,150; $2,800,000
TTM Cash Burn (quarterly)	$240,000
Management Beneficial Ownership	65%
Institutional Ownership Shares	23%
Capital raised	$11.5M
Fiscal Year	12/31
Accounting Firm	Rosen Seymour Shapps Martin & Company, LLP

* - according to Yahoo Finance

The Team

- **IVAN RAILYAN, CHAIRMAN OF THE BOARD.** From 1997 to present, Mr. Railyan has been with the Institute of Geoinformational Analysis of the Earth Establishment, a Liechtenstein company and he is Chairman of the Board of the Institute. From 1993 to 1997, Mr. Railyan served as the Head of Research and Development team of the J.WEST R&D Company working for the Russian Defense Ministry, Joint Chiefs of Staff. Mr. Railyan received a MS degree from the University of Patrice Lumumba, Moscow in 1991, and an honorary PhD in 2003 from the Academy of Science and Arts of the CIS Countries. In Sep. 2005, Mr. Railyan was elected member of the Russian Academy of Natural Sciences.

- **DMITRY VILBAUM, CEO, PRESIDENT, DIRECTOR.** From 03/2001 to 05/2005, Mr. Vilbaum was employed by Deutsche Bank where he held various positions in the bank's information technology department. From 01/1996 through 03/2001, Mr. Vilbaum served as the president of Anyent, Inc., a consulting company providing information technology services to major Wall Street corporations, such as Citibank, Deutsche Bank, Newbridge Securities, Deloitte & Touche LLP., as well as technology companies, such as Compaq and MatchBlade Technologies. Mr. Vilbaum received a Bachelor of Engineering degree in 1995 from the City University of New York.

- **DAN BRECHER, PFO, MANAGING DIRECTOR, DIRECTOR.** Dan Brecher became our director in 2005. Mr. Brecher is a practicing attorney. From 1998 through the present, Mr. Brecher has been the principal of Law Offices of Dan Brecher. Mr. Brecher received a Bachelor of Arts degree in economics from City College of New York in 1964, and a Doctor of Jurisprudence from Fordham University in 1969. Law Offices of Dan Brecher serves as our legal counsel.

- **ROBERT P. JONES, CONSULTANT - EXPLORATION OPERATIONS.** Robert has 37 years of oil/gas experience in drilling engineering and operations on land, inland waters, and offshore. Mr. Jones worked for Gryphon Exploration, Cheniere Energy, and Houston Drilling Management in various senior executive positions. Mr. Jones began his career with Phillips Petroleum Company in 1969 and remained with Phillips until 1998. Initially in engineering and field supervision, Mr. Jones has been in drilling and operations management since 1978. His experience includes drilling, completions, and workovers in Gulf of Mexico, Texas, Louisiana, Arkansas, Mississippi, Alabama, Alaska, Nevada, the North Sea (UK and Norway), offshore West Africa, and China. During his career, he has been involved with drilling, completing and working over hundreds of wildcat and development wells.

- **MICHAEL A PIOTRUSZEWICZ, CONSULTANT - GEOLOGIST.** Michael has in excess of 25 years oil exploration and exploitation experience. He worked for Whitmar Exploration, Bulldog Exploration and Petrogulf Corporation, where he served as the exploration manager. Mike started his fine career in 1979 with the Tenneco Oil Company. Mike's career continued in the 1980's with the Indexgeo & Associates, Inc. and Enron Oil & Gas Company. Mike's activities during the 1990's at the Torch companies resulted in recommendations and evaluation of more than fifty commercial oil and gas wells.

What is STeP?

1

- Satellite-based
- Interprets and quantifies influence of electro-magnetic waves which emanate from the core of the earth





2

Main principle: specific surface and spectral manifestations/signatures occur as waves propagate from core of the Earth through deposits





3

STeP input – proprietary; STeP output – industry accepted format







STeP Facts

STeP is a practical suite of proprietary satellite-based and traditional techniques and technologies that produce substantially higher than industry standard exploration success results



STeP evolved over the past 30 years, from sophisticated scientific principals and theories into a proprietary applied technology comprised of several unique analytical methods:

- Structure-metric analysis
- Geo-fractal analysis
- Paleo-reconstruction
- Terra custom software
- Extremely sophisticated data mining techniques and algorithms
    - Neural nets
    - Pattern recognition and fuzzy logic
    - Fourier analysis

While STeP is an independent technology and can work alone, it does not negate the industry standard exploration methods; it supplements them.

STeP Research Phases

Project Flow & Time Line Comparison

Three Phases of STeP - Comparison with - Traditional Process Flow

Phase 1 — Week 1-6



Area Of Interest
Phase 1
Selected Area

- Overall predictive categorization
- Typical area reduction by 80%

1 Recommendation of the region's prospective mineral content & the region's mineral boundary outline

Phase 2 — Week 7-10



Phase 2 Identified
Structures

- Assessment of structures
- Predictive quantification of minerals

2 Creation of a digital map (scale 1:100000) showing mineral structures, estimation of volume

Phase 3 — Week 11-14



Drilling Point
Identified

- Detailed assessment of mineral location, depth, trap model, etc.

3 **Common Result**

Traditional

Phase 1 — Week 1-24 — Regional Study

2D seismic plan

Phase 2 — Week 25-76 — 2D Seismic Completion & Interpretation

3D seismic plan

Phase 3 — Week 78-128 — 3D Seismic Completion & Interpretation

Common Result

- 3D Model, Cross Section
- Drilling Location
- Target Depth(s), Pay Zones

STeP Competitive Advantage – US onshore

Traditional Exploration Methods		STeP Technology
Seismic – measures reflections generated from an energy source such as explosive or air gun blast shock waves	▪ Costs: $10-100K per sq. km. ▪ Accuracy: up to 30% ▪ Time consumption: up to 2 years ▪ Socially invasive ▪ Environmentally unsafe ▪ Does not work equally well in every region, geological condition, or formation ▪ Cannot identify pools of oil and gas, but favorable conditions for accumulation*	***Features*** ▪ Costs: ~ $1-2K per sq. km. ▪ Time consumption: ~ 3-4 months ▪ Significant improvement of accuracy ▪ No surface or environment impact ▪ Can identify presence of oil and gas ***Uses of STeP*** ▪ Complement traditional exploration ▪ Increase exploration success rate and bring saving to the process ▪ Reduction of seismic acquisition to a limited area and generate savings ▪ Independent confirmation of industry prospects and drilling locations for investment purposes ▪ Independent confirmation of seismic/geophysical interpretation ▪ Supplement seismic/traditional in cases of poor quality/lack of data ▪ Realize strategic objectives of license bidding and large concession prediction
Traditional geology – study of maps and existing data	▪ Costs: $200-500K per typical US on-shore prospect ▪ Accuracy: 5-15% onshore ▪ Time consumption: ~1 year ▪ Dependent on data collected from previous drillings/wells for better quality prospect	

* - Even if rock properties are properly calibrated, direct determinations of fluid content generally cannot be made from the seismic data. In certain regions where acoustic differences between the rock and fluids are optimal, the presence of hydrocarbons vs. water may sometimes be deduced, but the quantity of hydrocarbons present cannot be determined.

STeP Competitive Advantage

- More accurate, effective and efficient than existing traditional exploration methods
- Remote, environmentally friendly, discrete

Feature / Industry Sector	Detection of presence of hydrocarbons and minerals	Structure contour map	Subsurface cross section	Predictive capabilities	Independent of subsurface data	Inexpensive & Efficient
STeP	X	X	X	X	X	X
Traditional Exploration Tools & Seismic	NO*	X	X	X	NO	NO
Other Remote Methods	NO	NO	NO	X	X	X

* - Even if rock properties are properly calibrated, direct determinations of fluid content generally cannot be made from the seismic data. In certain regions where acoustic differences between the rock and fluids are optimal, the presence of hydrocarbons vs. water may sometimes be deduced, but the quantity of hydrocarbons present cannot be determined.

License Terms with Institute

- Terms of License and Service Agreements' for use of STeP:
  - 30 Year license
  - Exclusive
  - Worldwide on all commercial markets and industries
  - License fee: $600K annually deferred for 2007
  - Service fees deferred for 2007
  - TEGR has a right to purchase ownership of the STeP technology
  - Institute charges TEGR a 40-60% discounted rate and receives minority part on profits after TEGR pays its expenses

Vendor & Contractual Relationships

STeP Analysis is an all-inclusive process which is carried out and managed by the Institute of Geoinformational Science, pursuant to a worldwide exclusive 30 year exclusive worldwide license with TEGR

- Main Science Team – Moscow
  - Science and research partnership with Russian Academy of Natural Sciences
- Dubai Science Team
  - Science and research partnership with National Geophysical Research Institute, India
- Data procurement from satellite companies selected based on research objectives;
  - Information is downloaded through Dubai or partnering ground stations



▪Business
▪Resource projects
▪Management
▪Operations
▪Geology
▪Technical project mgmt.
▪Technical analysis
▪Technical team
TEGR
Geology Team
License Agreement
Institute
Terra proprietary software
Express Analysis
Preliminary data processing
Preliminary analysis
Global Scan Technologies
First stage analysis recommendations
Further processing, correction
▪ Satellite data acquisition
▪ Preliminary data processing
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10

Case Study - Major Oil Exploration Company

- Sales Process: prior test projects
- Customer/project objective: offshore oil territory hydrocarbon potential assessment
- Solution: report with recommendations submitted to customer
- Competing solutions: traditional geology, seismic data interpretation, geophysical work
- Cost of solution: $2.5M paid to TEGR in 2006
- Economic impact: ~$50M in drilling expense
- Result: Report of oil and gas potential for the contracted off shore area

Case Study - Farmin Opportunity Evaluation in Newton County, TX

- Sales Process: referral
- Customer/project objective: assessment of oil and gas potential of the prospect
- Solution: STeP analysis reported well would be low and wet due to oil to water contact
- Competing solutions: seismic technology, geophysical interpretation, subsurface geology
- Cost of solution: ~$80K
- Economic impact: ~$6M drilling, land, geology
- Result: STeP analysis reported insufficient oil to water contact in all horizons which was confirmed by the drilling of the well

Validation of STeP

Work with Major Exploration Firms

ЛУКОЙЛ
ОВЕРСИЗ ХОЛДИНГ ЛТД.

LukOil Overseas Holding LTD.

№ *1603* Дата *27.07.2005*
На № б/н от 21.07.05

Директору компании TERRA INSIGHT CORPORATION
И.Г. Райляну

No 1603 Date: 27/07/2005 **To: Director of Terra Insight Corporation**
Mr. Ivan Railyan

Об анализе участков в Саудовской Аравии

Re: Analysis of the Saudi Arabian Parcels

Dear Ivan!

Уважаемый Иван Григорьевич!

Мы благодарны Вашей компании за представленные результаты первого этапа исследований блока , позволяющие более объективно оценить перспективы нефтегазоносности этой территории.

Для принятия решения по продолжению исследований по проекту , а возможно и по работам в других регионах, нам необходимы Ваши предложения с оценкой стоимости.

We thank your company for furnishing us with the results of the fist phase of the block research, which enables us to more effectively estimate the oil bearing perspective of the territory.
In order to make a decision regarding further project research, and possibly regarding work in other regions, we require your price proposal.

И.о. Вице-президента А.И. Колесников

Acting in Capacity of VP SIGNATURE A.I.Kolesnikov

Исполнитель:
В.Г. Пашков
Тел. 15-55

Московское представительство:
Россия 115035, Москва
Большая Ордынка, 1

E-Mail: mail@lukoil-overseas.ru
Тел.: (095) 933-17-00
Факс: (095) 933-18-00

Nouakchott le 30/07/2002

REPUBLIQUE ISLAMIQUE DE MAURITANIE
MINISTERE DE LA DEFENSE NATIONALE
ETAT MAJOR NATIONAL
DIRECTION DU GENIE MILITAIRE

Objet : Résultat forage sur site de TENGHRADA

En référence aux éléments de compte rendu fourni par le Ministère de Mines et de l' Industrie (MMI), s'appuyant sur le bilan de la mission des experts russes de l'institut d'analyse d'informations géographiques(IG) pour le compte de la société EMIRATIE BELHASSA international, le forage sur le site de TENGHRADA a été réalisé et a donné les résultats suivants :

- Position du forage : 13°00'39'' W
  20°45'60'' N
- Profondeur forée 304m
- Diamètre foration 12'' 1/4 ; 8 et 7''1/2
- Débit estimé 30 à 40m3/h
- Conductivité 1300 à 1400 µs/cm
- Nature géophysique des éléments rencontrés : grés, grés quartzite très dur Perlites aux couleurs différentes.
- 1° venue d'eau à 2.20 nappe alluviale
- 2° venue d'eau à 10m puis arrêt à 13m
- 3° venue d'eau à 73m et très importante jusqu'à 150m

Résultat prélèvement en eau mesuré sur chantier à partir de 250m de profondeur

Désignation élément	Résultat obtenu en mg/l
Sulfate (SO_4)	0
Fer(Fe)	0.4
Chlore(Cl)	200
Nitrate(No_3)	0
Ammonium(NH_4)	0.001
Manganèse(Mn)	0.04
Nitrite(No_2)	0.02

Echantillonnage en cours d'analyse au laboratoire :

- 1.5 l d'eau
- 250 échantillons de Cuttings prélevés tous les mètres .

Validation of STeP

Recent $2.5M Contract from Petrobras,

11. Entire Agreement and Notice

This Agreement represents the entire Agreement and supersedes all previous agreements whether written or oral and may not be amended without the specific written consent of both Parties.

Any notice given under this Agreement, such as the invoices and its correspondent supporting documents mentioned in the clause 5 above, shall be submitted to PIB BV and shall be sufficient if it is in writing and if sent by certified or registered mail.

Terra Insight Corporation
99 Park Ave., New York, NY 10016
Attn: Roman Rozenberg, CEO
E-mail:rrozenberg@terrainsight.com

PETROBRAS INTERNACIONAL BRASPETRO B.V.
Attn: Adauto Carneiro Pereira E-mail:
....

4. Compensation

TERRA shall perform the Services at designated sites as directed and authorised by PIB BV and agreed upon by TERRA.

4.1. The total amount of this Agreement is of US$ 2,500,000.00 (two and a half million American Dollars), to be invoiced in 4 (four) installments, as follows:

PETROBRAS INTERNATIONAL BRASPETRO BV.

Name: CLAUDIO CASTEJON
Title: MANAGING DIRECTOR
Signature: [signature]
Date: Aug. 25th 2006

TERRA INSIGHT CORPORATION

Name: Roman Rozenberg
Title: CEO
Signature: [signature]
Date: 07.10.2006

Witnesses:
1. Kenneth Chang Oh
2. ______________

STATE OF NEW YORK
COUNTY OF NEW YORK

This instrument was acknowledged before me on this 10th day July, 2006

KENNETH CHANG OH
NOTARY PUBLIC-STATE OF NEW YORK
No. 02OH6017586
Qualified in New York County
My Commission Expires December 14, 2006

Work with Major Exploration Firms

Hunt-Middle East Corporation LLC
1601 Elm Street, Suite 1500
Dallas, Texas 75201

Phone: 214/979-9072
Fax: 214/754-9016

June 11, 2007

To: Mr. Ivan Raylyan
Chairman
Terra Insight Corp.
Re: Block

Dear Sir:

CONFIDENTIAL

Last but not the least, Sir, Hunt-Middle East Corporation welcomes the idea of using modern oil & gas exploration techniques developed by your company on Block project, which as we hope should be to the benefit of both parties.

In anticipation of your earliest possible response I remain

Sincerely Yours,

[signature]

Nelson Bunker Hunt
President & C. E. O.

Sales Model

- Direct Sales Model:
  Focus on Buyers of Complimentary Technologies and Services

- Sales Targets:
  Oil & Gas and Mining Companies with the Ability to Capitalize on Results of the STeP Technology Studies

- Sales Cycle:
  3 to 9 Months

- Sales Pipeline:
  Identify Prospects
  Contact Key Members
  Results Drive Future Business

- Revenues:
  Fee Based
  Participation/Working Interest (Based on the Discretion of TEGR)

Capitalization Summary

Capital Structure	Number of Shares
Preferred Stock, $.0001 par value	
Authorized: 25,000,000 shares	
Outstanding:	None
Common Stock, $.0001 par value	
Authorized: 250,000,000 shares	
Outstanding:	57,283,338
Shares underlying outstanding convertible securities (i.e., Options, Warrants)	8,955,833
Contingent Future Issuance:	75,000

Balance Sheet as of 3/31/2007

CURRENT ASSETS	
CASH	$18,037
PREPAID EXPENSES AND OTHER CURRENT ASSETS	19,549
TOTAL CURRENT ASSETS	**37,586**
OIL AND GAS PROPERTIES, UNPROVED, FULL COST METHOD	1,075,753
PROPERTY AND EQUIPMENT, NET OF ACCUMULATED DEPRECIATION	195,879
OTHER ASSETS	15,950
TOTAL ASSETS	**$1,325,168**
LIABILITIES AND SHAREHOLDERS' EQUITY	
CURRENT LIABILITIES	
ACCOUNTS PAYABLE AND ACCRUED EXPENSES	$1,786,631
LOAN PAYABLE - RELATED PARTY	20,000
TOTAL CURRENT LIABILITIES	1,806,631
TOTAL LIABILITIES	**1,806,631**
PREFERRED STOCK; $.0001 PAR VALUE	
SHARES AUTHORIZED 25,000,000	
NO SHARES OUTSTANDING AT MARCH 31, 2007 AND DECEMBER 31, 2006	
COMMON STOCK; $.0001 PAR VALUE	
SHARES AUTHORIZED: 250,000,000	
SHARES ISSUED AND OUTSTANDING: 56,533,338 AT MARCH 31, 2007	
and 53,258,338 AT DECEMBER 31, 2006	5,653
ADDITIONAL PAID IN CAPITAL	14,173,759
STOCK OPTIONS OUTSTANDING	1,428,950
DEFERRED COMPENSATION EMPLOYEES	--------
ACCUMULATED DEFICIT	(16,089,825)
TOTAL SHAREHOLDERS EQUITY (DEFICIT)	(481,463)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 1,325,168

* - see notes to 10QSB

Growth Strategy

- Expand through new and existing relationships
  - Service fees
  - Success fees
  - Royalties / Participating Interest in E&P projects

Investment Summary

- Technology
  - STeP technology is a "ready-to-go" practical product needing no further development
- Company
  - Unique proprietary technology
  - Experienced management team
  - Clean Balance Sheet
- Market
  - Multi-billion markets
  - Substantial undiscovered reserves
  - An additive exploration tool